Exhibit 10.1

Execution Version

THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT

This THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT (the “Agreement”) dated as of September 16, 2022 is entered into by and among PUMA BIOTECHNOLOGY, INC., a Delaware corporation (the “Issuer”), the Guarantors party hereto, the Purchasers party hereto and ATHYRIUM OPPORTUNITIES IV CO-INVEST 1 LP, as the Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Note Purchase Agreement (as defined below).

RECITALS

WHEREAS, the Issuer, the Guarantors, the Purchasers and the Administrative Agent entered into that certain Note Purchase Agreement dated as of July 23, 2021 (as amended or modified from time to time, the “Note Purchase Agreement”);

WHEREAS, the Credit Parties have requested that the Note Purchase Agreement be amended as set forth below, subject to the terms and conditions specified in this Agreement; and

WHEREAS, the parties hereto are willing to amend the Note Purchase Agreement, subject to the terms and conditions specified in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.         Amendments. The Note Purchase Agreement is hereby amended as follows:

(a)    The following definitions are hereby added to Section 1.01 of the Note Purchase Agreement in appropriate alphabetical order to read as follows:

“Adjusted Three-Month Term SOFR” means, with respect to any Interest Period, the lesser of (a) the sum of (i) Three-Month Term SOFR and (ii) 0.26161% (26.161 basis points) and (b) three and one-half of one percent (3.50%) per annum.

“CME” means CME Group Benchmark Administration Limited.

“Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR or Three-Month Term SOFR, as applicable, any conforming changes to the definitions of “SOFR”, “Three-Month Term SOFR” and “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) that the Administrative Agent, in consultation with the Issuer, reasonably decides may be appropriate to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent reasonably decides that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as the Administrative Agent, in consultation with the Issuer reasonably decides is reasonably necessary in connection with the administration of this Agreement and any other Note Document).

“Existing Note Purchase Agreement” means this Agreement as in effect immediately prior to the Third Amendment Effective Date.

“SOFR Unavailability Event” has the meaning set forth in Section 3.05.

“Takeda Investment” means the license of certain intellectual property rights pursuant to the Takeda License Agreement.

“Takeda License Agreement”1 means that certain Exclusive License Agreement, dated as of September 16, 2022, by and between Millennium Pharmaceuticals, Inc., a Delaware corporation, a wholly owned subsidiary of Takeda Pharmaceutical Company Limited, and the Issuer, in effect as of the Third Amendment Effective Date.

“Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator reasonably satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be reasonably designated by the Administrative Agent from time to time).

“Third Amendment Effective Date” means September 16, 2022.

“Three-Month Term SOFR” means, for any Interest Period, the rate per annum equal to the greater of (a) one and one-half of one percent (1.50%) and (b) the three month Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the first day of such Interest Period; provided, that, if the rate is not published prior to 11:00 a.m. on such determination date then Three-Month Term SOFR means the three month Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto.

“U.S. Government Securities Business Day” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable.

(b)    The definition of “Interest Rate” set forth in Section 1.01 of the Note Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“Interest Rate” means, for any Interest Period, a rate per annum equal to the sum of (a) eight percent (8.00%) plus (b) Adjusted Three-Month Term SOFR for such Interest Period; provided, that, notwithstanding anything herein to the contrary, (i) the Interest Rate applicable to the Notes during the period from the Third Amendment Effective Date until the expiration of the Interest Period ending on September 30, 2022 shall be a rate per annum equal to the sum of (A) eight percent (8.00%) plus (B) Adjusted Three-Month LIBOR for such Interest Period (as determined under the Existing Note Purchase Agreement) and (ii) any provisions of the Existing Note Purchase Agreement applicable to Adjusted Three-Month LIBOR are incorporated herein by reference, mutatis mutandis, and the parties hereto hereby agree that such provisions shall continue to apply to such Notes until the end of the Interest Period ending on September 30, 2022.

1 NTD: Exclusive License Agreement subject to further review.

(c)    The definition of “SOFR” set forth in Section 1.01 of the Note Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“SOFR” means the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator).

(d)    The definitions “Adjusted Three-Month LIBOR”, “Available Tenor”, “Benchmark”, “Benchmark Replacement”, “Benchmark Replacement Conforming Changes”, “Benchmark Transition Event”, “Corresponding Tenor”, “Early Opt-in Effective Date”, “Early Opt-in Election”, “LIBOR Screen Rate”, “Other Rate Early Opt-in”, “SOFR Administrator”, “SOFR Early Opt-in”, “Term SOFR”, and “Three-Month LIBOR” are hereby deleted from Section 1.01 to the Note Purchase Agreement in their entirety.

(e)    Clause (c) of Section 2.06 of the Note Purchase Agreement is hereby amended to read as follows:

(c)         Interest Generally. Interest on each Note shall be due and payable in arrears on each Interest Payment Date and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be determinative in the absence of manifest error.

(f)    Clause (a)(iii) of Section 3.02 of the Note Purchase Agreement is hereby amended to read as follows:

(iii)         impose on any Purchaser any other condition, cost or expense (other than taxes) affecting this Agreement or any Note;

(g)    Clause (d) of Section 3.02 of the Note Purchase Agreement is hereby amended to read as follows:

(d)         [Reserved].

(h)    Section 3.04 of the Note Purchase Agreement is hereby amended to read as follows:

3.04         Illegality.   If any Purchaser determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Purchaser or its Purchasing Office to perform any of its obligations hereunder or to make, maintain or fund or charge interest with respect to any Note, then, on notice thereof by such Purchaser to the Issuer through the Administrative Agent, any obligation of such Purchaser to issue, make, maintain, fund or charge interest with respect to any such Note or to purchase any Note shall be suspended until such Purchaser notifies the Administrative Agent and the Issuer that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Issuer shall, upon demand from such Purchaser (with a copy to the Administrative Agent), prepay the Notes of such Purchaser immediately.

(i)    Section 3.05 of the Note Purchase Agreement is hereby amended to read as follows:

3.05.         Inability to Determine Rates.   Notwithstanding anything to the contrary in this Agreement or any other Note Document, if the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (a) adequate and reasonable means do not exist for ascertaining Three-Month Term SOFR, including, without limitation, because the Term SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary, (b) the CME (or any successor administrator reasonably satisfactory to the Administrative Agent) has made a public statement identifying a specific date after which SOFR shall or will no longer be made available, or permitted to be used for determining the interest rate of syndicated loans denominated in Dollars, or shall or will otherwise cease, provided, that, in each case, at the time of such statement, there is no successor administrator that is reasonably satisfactory to the Administrative Agent that will continue to provide SOFR or (c) the Administrative Agent or the Required Purchasers determine that for any reason that Three-Month Term SOFR for the relevant Interest Period does not adequately and fairly reflect the cost of funds to the Purchasers (each a “SOFR Unavailability Event”), then (a) the Administrative Agent will promptly so notify the Issuer and each Purchaser and (b) thereafter, (i) the Issuer and the Required Purchasers shall negotiate in good faith to amend this Agreement to replace Three-Month Term SOFR with an alternate benchmark rate, giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body, for U.S. dollar denominated credit facilities for such alternative benchmarks and (ii) until such time as the Issuer and the Required Purchasers amend this Agreement as contemplated by the foregoing clause (i),  the Interest Rate for any Interest Period will be a rate per annum equal to eleven and one half percent (11.50%) for the Interest Period during which such SOFR Unavailability Event occurs being set on the date such SOFR Unavailability Event occurs and thereafter re-set on the first Business Day of each Interest Period occurring thereafter).

(j)    2Clause (k) of Section 8.02 of the Note Purchase Agreement is hereby renumbered as clause (l), the “and” is hereby removed from the end of clause (j), and the following is hereby inserted as new clause (k):

(k)          the Takeda Investment; and

(k)      A new clause (f) is hereby inserted at the end of Section 8.12 of the Note Purchase Agreement to read as follows:

(f)         Amend, modify or change (or permit the amendment, modification or change of) any of the terms or provisions of the Takeda License Agreement in any manner materially adverse to the Administrative Agent or any Purchaser.

2 NTD: Subject to review of the Exclusive License Agreement.

2.         Condition Precedent. This Agreement shall be effective as of the date hereof upon satisfaction of the following conditions precedent:

(a)    receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Issuer, the Guarantors, the Purchasers and the Administrative Agent; and

(b)    receipt by the Administrative Agent of a supplement to Schedule 1.01(a) of the Disclosure Letter3.

3.          Reaffirmation of Representations and Warranties; No Default. The Issuer and each other Credit Party represents and warrants to the Administrative Agent and each Purchaser that after giving effect to this Agreement (a) the representations and warranties of the Issuer and each other Credit Party contained in Article VI of the Note Purchase Agreement or any other Note Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date, and except that for purposes of this paragraph 3, the representations and warranties contained in clauses (a) and (b) of Section 6.05 of the Note Purchase Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) of Section 7.01 of the Note Purchase Agreement, respectively, and (b) no Default or Event of Default exists.

4.         Miscellaneous.

(a)         The Note Purchase Agreement and the obligations of the Credit Parties thereunder and under the other Note Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)         Sections 11.14 and 11.15 of the Note Purchase Agreement are incorporated herein by reference and shall apply, mutatis mutandis, to this Agreement as if fully set forth herein.

(c)         As a material part of the consideration for the Administrative Agent and the Purchasers entering into this Agreement, the Credit Parties agree that the Administrative Agent, the Purchasers, each of their respective Affiliates and each of the foregoing Persons’ respective officers, managers, members, directors, advisors, sub-advisors, partners, agents and employees, and their respective successors and assigns (hereinafter all of the above collectively referred to as the “Purchaser Group”), are irrevocably and unconditionally released, discharged and acquitted from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under or otherwise arising in connection with the Note Documents, in each case arising on or prior to the date hereof, except to the extent such actions, causes of action, claims, demands, damages and liabilities result from the gross negligence or willful misconduct of any of the Purchaser Group as determined by a court of competent jurisdiction in a final and nonappealable judgment.

(d)         This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

3 NTD: Schedule should be updated to include the new Product pursuant to Section 7.01(j).

(e)         THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ISSUER:

PUMA BIOTECHNOLOGY, INC.,

a Delaware corporation

By:/s/ Alan Auerbach

Name: Alan Auerbach

Title: CEO

ADMINISTRATIVE AGENT:

ATHYRIUM OPPORTUNITIES

IV CO-INVEST 1 LP, a Delaware limited partnership

By: ATHYRIUM OPPORTUNITIES ASSOCIATES IV CO-INVEST LLC

By:/s/ Rashida Adams

Name: Rashida Adams

Title: Authorized Signatory

PURCHASERS:

ATHYRIUM OPPORTUNITIES

IV CO-INVEST 1 LP, a Delaware limited partnership

By: ATHYRIUM OPPORTUNITIES ASSOCIATES IV CO-INVEST LLC

By:/s/ Rashida Adams

Name: Rashida Adams

Title: Authorized Signatory